                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   September 8, 2004
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                            Finlay Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)

               Delaware               0-25716                   13-3492802
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(State or other jurisdiction        (Commission                (IRS Employer
 of incorporation)                  File Number)             Identification No.)

529 Fifth Avenue, New York, New York                         10017
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (212) 808-2800
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     A Special Meeting of the Stockholders of the Registrant was held on
September 8, 2004, pursuant to notice, at which (i) a proposal to approve the
Registrant's 2004 Cash Bonus Plan (the "Cash Bonus Plan") was passed with
7,750,986 votes in favor, 768,170 votes against and 77,646 votes abstaining, and
(ii) a proposal to approve an amendment to the Registrant's 1997 Long Term
Incentive Plan (the "1997 Plan") to allow for awards based on performance to be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended
(the "Code"), was passed with 5,986,666 votes in favor, 891,645 votes against and 77,846 votes abstaining.

     In July 2004, the Board of Directors of the Registrant, upon the recommendation of the Compensation Committee (the "Committee"), adopted, subject to stockholder approval, the Cash Bonus Plan so as to qualify bonuses paid to certain senior executive officers under the Cash Bonus Plan as
"performance-based" for purposes of Section 162(m) of the Code.

     In July 2004, the Board of Directors of the Registrant, upon the recommendation of the Committee, adopted, subject to stockholder approval, an amendment to the 1997 Plan to allow for awards based on performance to be deductible under Section 162(m) of the Code. Compliance with the requirements of
Section 162(m) would enable the Registrant to deduct compensation associated with awards under the plan which qualifies as "performance-based" for purposes of Section 162(m) of the Code.

     The full text of the Cash Bonus Plan and the amendment to the 1997 Plan are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following exhibits are filed as part of this report:

         EXHIBIT NO.            DESCRIPTION
         -----------            -----------
           10.1                 Finlay Enterprises, Inc. 2004 Cash Bonus Plan

           10.2                 Amendment to the Finlay Enterprises, Inc. 1997
                                Long Term Incentive Plan

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FINLAY ENTERPRISES, INC.

Date:  September 9, 2004               By:  /s/ Bruce E. Zurlnick
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                                           Bruce E. Zurlnick
                                           Senior Vice President, Treasurer and
                                           Chief Financial Officer